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                                                                   EXHIBIT 10.33

                                 LEASE AGREEMENT


     This Lease Agreement (the "Lease") made and entered into as of the 1st day of September, 1997 by and among The Right Stuff Food Stores, Inc. ("Lessor") and State Approved Emissions ("Lessee") -

                                   WITNESSETH:

     WHEREAS, Lessor is the lessee of certain premises (the "Premises") described as a visible location at 554 Atlanta Highway, Cumming, Georgia, 30041 (Exhibit A): and

     WHEREAS. Lessor desires to lease the Premises to Lessee, and Lessee desires to lease the Premises from Lessor, upon the terms and conditions hereinafter set forth, and

     NOW THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Lessor does hereby lease to Lessee, and Lessee does hereby lease from Lessor, the Premises described (exhibit "A") for a term commencing September 1, 1997 and terminating on September 1, 2001. Lessee has the option of 2 year, 5 year or 10 year (the "Lease Term").

     2. For the use of the designated area, the Lessee agrees to pay $300.00 per month until January 1, 1998, then $500.00 monthly as follows or $1.00 per car if amount is greater than $500.00.

     3. Lessee agrees to keep clean and maintain the physical appearance of the property upon which the activities take place.

     4. Lessee will post licenses as required by City, County, and State.

     5. Lessee will be responsible for the construction and maintenance of temporary structures used. (including signs)

     6. Lessee will maintain proper insurance in accordance with State or county requirements(1) naming Lessor as co--insured, with minimum amount of $300,000.00.

     7. This Lease Agreement may be terminated at any time by either party with 30 days written notice.

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     8. It is expressly agreed between Lessor and Lessee that this Lease sets forth the entire agreement between the parties with respect hereto and that there is no verbal understanding or agreement which in any way changes the terms, covenants and conditions herein set forth, and that no modification of this Lease and no waiver of any of its terms and conditions shall be effective unless made in writing and duly executed by the parties hereto.

     9. Any notice or document shall be deemed delivered when deposited in the United States Mail, postage prepaid, certified with return receipt requested, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have heretofore specified by written notice:

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
                     Lessor:  The Right Stuff Food Stores, Inc.
                              7S0 Hammond Drive Bldg 19 Ste 100
                              Atlanta, Georgia 30328


                     Lessee:  State Approved Emissions
                              554 Atlanta Highway
                              Cumming, Georgia 30041
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     10. The obligations and responsibilities herein shall be binding upon and the rights and benefits shall inure to the parties hereto and their respective successors and assigns.

     11. If the State, City or County prohibits Lessee from providing the service/product at the Premises, this contract is void.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed by their duly authorized representative this day and year first above written.

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
                                      LESSOR

Signed, sealed and delivered          Illegible
in the presence of:                   ---------------------------------------
                                      By: President
/s/ Sharon L. Hall                       ------------------------------------
----------------------------              Title
Witness

                                      LESSEE


Signed, sealed and delivered          /s/ Robert Evans
in the presence of:                   ---------------------------------------
                                      By: Owner
/s/ Patricia Diane Hedge                  ------------------------------------
----------------------------              Title
Witness

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